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                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY


                               WARRANT AGREEMENT

        THIS WARRANT AGREEMENT is made as of the 4th day of June, 1998 between:

        1. VIRATA LIMITED (Company Registration No. 2798338), the registered office of which is situated at Mount Pleasant House, 2 Mount Pleasant, Huntingdon Road, Cambridge CB3 0BL ("Grantor"); and

        2. INDEX SECURITIES S.A., the principal office of which is situated at 2, rue de Jargonnant, 1207 Geneva, Switzerland ("Grantee").

                                   RECITALS

        A. By a letter of engagement dated 23 January 1998 ("Engagement Letter"), the Grantor appointed the Grantee to act as its placement agent in connection with the private placing by the Grantor of securities of the Grantor to private, corporate, venture capital and institutional investors pursuant to a private placement memorandum ("Offering").

        B. By a resolution of the board of directors of the Grantor passed on 28 April 1998 the Grantor resolved to issue warrants conferring the right on holders thereof to subscribe for up to [One Million, Five Hundred Ninety-Five Thousand, Fifty-Four (1,595,054)] "D" Preference Shares (as defined below) in the capital of the Grantor on the terms and conditions contained in this Agreement.

        C. The Grantor has agreed to grant to the Grantee, in consideration for the services of the Grantee in connection with the Offering as set out in the Engagement Letter, the right to subscribe for "D" Preference Shares in the capital of the Grantor on the terms and subject to the conditions herein contained.

                                  AGREED TERMS

1.      DEFINITIONS AND INTERPRETATION

1.1. In this Agreement the following words and expressions shall have the following meanings unless the context requires otherwise:

        "Articles"                means the Articles of Association of the
                                  Grantor from time to time;

        "Business Day"            means any weekday (Saturdays, Sundays and
                                  public holidays excluded) upon which banks are open for business in the City of London;

        "Companies Act"           means the Companies Act 1985 as amended;
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        "Consents"                means the consents, waivers and resolutions
                                  obtained or to be obtained by the Grantor pursuant to Clause 5;

        "'D' Preference Shares"   means "D" preference shares of 1 pence each in
                                  the capital of the Grantor having the rights and privileges attached thereto as set out in the Articles;

        "Effective Date of Issue" means the date of allotment of "D" Preference
                                  Shares in accordance with clause 4.2 following the exercise of any Warrant;

        "Final Date"              means the last date on which the Warrants can
                                  be exercised in accordance with Clause 3;

        "Financial Services Act"  means the Financial Services Act 1986;

        "Holders"                 means the Grantee together with any other
                                  person who is registered as the holder of a Warrant pursuant to the terms hereof from time to time, and "Holder" shall mean any one of them;

        "Listing"                 means the inclusion of any part of the
                                  Grantor's loan or share capital in the
                                  Official List or on the Alternative Investment
                                  Market or the London Stock Exchange or on any recognized investment exchange (within the meaning of the Financial Services Act) including any Overseas Investment Exchange or in or on any exchange or market replacing the same;

        "Listing Date"            means the date of publication of listing
                                  particulars (as defined in Section 144(2) of the Financial Services Act) or of a prospectus
                                  (as that term is used in the Companies Act and the Public Offers of Securities Regulations
                                  1995) published in connection with the
                                  admission to dealings on a recognized
                                  investment exchange (within the meaning of the Financial Services Act) or of an equivalent public offering document published in connection with the admission to dealings on any Overseas Investment Exchange which, in any such case, is published in connection with a Listing;

        "London Stock Exchange"   means London Stock Exchange Limited;

        "Memorandum"              means the Private Placement Memorandum of the
                                  Grantor dated March 3, 1998;

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        "1933 Act"                means the Securities Act of 1933, as amended,
                                  having effect in the United States of America;

        "Merger Event"            has the meaning given thereto in sub-clause
                                  10.1.1;

        "Notice of Exercise"      means a notice substantially in the form set
                                  out in the Second Schedule hereto and
                                  delivered to the Grantor in accordance with Clause 4.1;

        "Ordinary Shares"         means ordinary shares in the capital of the
                                  Grantor having the rights and privileges attached thereto as set out in the Articles;

        "Overseas Investment
        Exchange"                 means an investment exchange (or the successor
                                  body to such exchange) listed in either
                                  Schedule 1 or Schedule 2 to the Financial
                                  Services Act 1986 (Investment Advertisements)
                                  (Exemptions) Order 1995, or any statutory instrument substantially re enacting the same;

        "Person" means any body corporate, partnership, firm, trust, association or other unincorporated body of persons;

        "Record Date"             means in respect of any rights attached, or
                                  benefits or entitlements accruing, to any class of share or security in the capital of the Grantor, the date by which holders of such shares or securities are required to be registered in the books of the Grantor as such in order to qualify for such rights, benefits or entitlements;

        "Register"                means the register of Holders to be maintained
                                  by the Grantor pursuant to Clause 9;

        "Transferee"              has the meaning given thereto in the Transfer
                                  Notice;

        "Transfer Notice"         means a notice of transfer of Warrants in the
                                  form of the Third Schedule hereto served on the Grantor in accordance with Clause 14;

        "Warrants"                means the rights created by this Agreement
                                  entitling the Holder to subscribe for "D"
                                  Preference Shares subject to the provisions of this Agreement;

        "Warrant Certificate"     means a certificate representing the Warrant
                                  or Warrants held by a Holder from time to time to be issued pursuant to the terms of this Agreement and to be in the form set out in the First Schedule hereto;

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        "Warrant Exercise Date"   means the date on which one or more Warrants
                                  are exercised in accordance with Clause 4;

        "Warrant Exercise Period" means the period during which the Warrants may be exercised as set out in Clause 3; and

        "Warrant Exercise Price"  means US$1.10 for each "D" Preference Share for which the Holder subscribes under this Agreement.

1.2. Save where the context otherwise requires, terms defined in the Articles shall have the same meanings when used in this Agreement.

1.3. References to Clauses and Schedules are references to, respectively, Clauses of, and Schedules to, this Agreement.

1.4. The expressions "subsidiary" and "holding company" shall have the meanings ascribed to them in Section 736 of the Companies Act.

1.5. The Clause headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

1.6. Save as expressly provided herein, references to any statute, order or regulation shall be construed as references to such statute, order or regulation as re-enacted, amended, modified, replaced or consolidated from time to time.

1.7.    The singular includes the plural and vice versa.


2.      GRANT OF THE RIGHT TO SUBSCRIBE FOR "D" PREFERENCE SHARES

2.1. In consideration of the Grantee providing its services as placement agent pursuant to the Engagement Letter, the Grantor hereby grants to the Grantee, upon the terms and subject to the conditions contained in this Agreement, the right to subscribe at any time and from time to time during the Warrant Exercise Period for up to an aggregate of [One Million, Five Hundred Ninety-Five Thousand, Fifty-Four (1,595,054)] "D" Preference Shares at the Warrant Exercise Price (subject always to the provisions of Clause 10).

2.2. The right to subscribe for "D" Preference Shares hereby granted shall be evidenced by Warrant Certificates and title to the Warrants represented thereby and Warrants represented by all subsequently issued Warrant Certificates shall be conclusively evidenced by entry of the Grantee or the relevant Holder, as the case may be, as Holder thereof in the Register in accordance with Clause 9. Such original Warrant Certificates shall be issued and such entry with respect thereto effected forthwith upon the execution and delivery of this Agreement on behalf of the Grantee. All Warrants shall be held subject to the provisions of the Memorandum and Articles and on the terms of this Agreement, which are binding upon the Grantee and each of the Holders and all persons claiming through or under them respectively.

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3.      WARRANT EXERCISE PERIOD

Except as otherwise provided for herein, the period during which Warrants may be exercised shall commence on the date of this Agreement and shall terminate at
5.00 p.m. on the date falling five (5) years thereafter.


4.      EXERCISE OF WARRANTS

4.1. Warrants may be exercised, in whole or in part, at any time, or from time to time, on or prior to the Final Date by tendering to the Grantor at its registered office:

        4.1.1. a Notice of Exercise duly completed and executed by or on behalf of the Holder concerned;

        4.1.2. the Warrant Certificate relating to the Warrants being exercised; and

        4.1.3. payment in full in respect of the aggregate Warrant Exercise Price in accordance with clause 4.4.

        Once lodged in the manner provided above, any such Notice of Exercise shall be irrevocable, save with the consent of the Grantor.

4.2. "D" Preference Shares issued pursuant to the exercise of Warrants shall be allotted subject to the provisions of the Articles and in compliance with any applicable law, regulatory requirement, judgment, order or decree, promptly after the date of full compliance with clause 4.1.

4.3. Promptly after the Effective Date of Issue, the Grantor shall execute under its common seal (or otherwise as a deed), in accordance with the Articles, and issue to the relevant Holder a share certificate for the number of "D" Preference Shares subscribed and shall at the same time, where all the Warrants comprised in the Warrant Certificate delivered to the Grantor pursuant to clause 4.1.2 have not been exercised in full, execute under its common seal (or otherwise as a deed) and issue to such Holder a fresh Warrant Certificate indicating the number of Warrants in respect of which the Holder is thereafter entitled to exercise. Share certificates for the "D" Preference Shares shall be endorsed with the warranty contained in the penultimate paragraph of the first page of the Warrant Certificates. Any Warrant Certificate tendered pursuant to Clause 4.1 will be canceled and destroyed by the Grantor.

4.4. The aggregate Warrant Exercise Price may be paid at the Holder's election either by:

        4.4.1.  cheque or banker's draft or wire transfer; or

        4.4.2. to the extent permitted by law, the surrender of Warrant Certificates representing Warrants with a value equal to the aggregate Warrant Exercise Price on the applicable Warrant Exercise Date, as determined in accordance with clause 4.5; or

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        4.4.3.  to the extent permitted by law, a combination of the methods set forth in sub-clauses 4.4.1. and 4.4.2 above.

4.5. The value of the Warrants surrendered by a Holder shall be determined by multiplying (a) the number of Warrants surrendered by (b) the difference between (1) the value of a "D" Preference Share on the Warrant Exercise Date and (2) the Warrant Exercise Price. The value of a "D" Preference Share shall be determined in good faith by the directors of the Grantor if at the relevant time there has been no Listing of Ordinary Shares or "D" Preference Shares.

4.6. To the extent a Holder surrenders Warrants in payment of the aggregate Warrant Exercise Price pursuant to clause 4.4 and only a portion of the Warrants comprised in the Warrant Certificate(s) delivered to the Grantor are applied to such payment (and the remainder of the Warrants are not otherwise exercised or surrendered), Grantor shall execute under its common seal (or otherwise as a deed) and issue to such Holder a fresh Warrant Certificate indicating the number of Warrants in respect of which the Holder is thereafter entitled to exercise. Any Warrant Certificate surrendered pursuant to clause 4.4. shall be canceled and destroyed by the Grantor.


5.      CONSENSUS

5.1. The Grantor hereby warrants that it has obtained all necessary Consents of its bankers, shareholders or other persons from whom Consents are required for the grant of the Warrants herein contained, the subscription of "D" Preference Shares by the Grantee, and the full implementation of this Agreement in accordance with its terms.

5.2. The Grantor undertakes that it shall use all reasonable commercial endeavours throughout the Warrant Exercise Period to ensure the prompt obtaining of any necessary Consents of its bankers, shareholders or other persons from whom Consents are required for the exercise of the Warrants, the subscription of "D" Preference Shares by the Holders and the full implementation of this Agreement in accordance with its terms.

5.3. In particular, the Consents shall include such consents, waivers or resolutions as are required to:

        5.3.1. increase the authorized share capital of the Grantor to enable it to issue up to the aggregate maximum of "D" Preference Shares referred to in Clause 2.1;

        5.3.2. give general and unconditional authority to the directors of the Grantor pursuant to Section 80 of the Companies Act to exercise all powers of the Grantor to allot and issue the "D" Preference Shares to the Holders;

        5.3.3. give general and unconditional authority to the directors of the Grantor pursuant to Section 95 of the Companies Act to allot and issue the "D" Preference Shares to the Holders as if Section 89(1) of the Companies Act did not apply to such allotment and issue;

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        5.3.4.  fully and effectively waive all rights of pre-emption of any person (whether such rights are contained in the Articles or otherwise) to enable this Agreement to become effective and to enable the "D" Preference Shares to be allotted and issued to the Holders free of any such rights; and

        5.3.5. attach to the "D" Preference Shares to be issued pursuant to the exercise of Warrants at least the same rights and privileges attaching to the existing issued "D" Preference Shares of 1 pence each in the capital of the Grantor as at the date of this Agreement so that the "D" Preference Shares to be issued rank pari passu in all respects with such existing issued "D" Preference Shares.


6.      RESERVATION OF SHARES

During the Warrant Exercise Period the Grantor will keep available for issue sufficient authorized and unissued "D" Preference Shares, free of pre-emptive, option or other prior contractual rights, to satisfy in full all Warrants as and when they may be exercised.


7.      NO FRACTIONAL SHARES

No fractional shares or rights to shares shall be issued upon the exercise of any Warrant. The number of "D" Preference Shares being issued shall be rounded down to the nearest whole number, and the Grantor shall make a cash payment to the Holder in lieu of the fractional share entitlement, such cash payment to be calculated on the basis of the then current fair market value of a "D" Preference Share (as estimated in good faith by the directors of the Grantor if at the relevant time there has been no Listing of Ordinary Shares or "D" Preference Shares).


8.      NO RIGHTS AS SHAREHOLDERS

Save as provided by this Agreement, nothing herein contained shall entitle any Holder to any voting rights or other rights as a shareholder of the Grantor prior to the exercise of a Warrant.


9.      REGISTER OF HOLDERS OF WARRANTS

9.1. The Grantor shall maintain a Register showing the names and addresses of Holders and enter therein details of the issue and any permitted transfer or change of ownership of Warrants. The Holders of any of the Warrants may inspect the Register at reasonable times and on reasonable notice during normal office hours.

9.2. The Grantor shall be entitled to treat the Holder of each Warrant as the sole and absolute beneficial owner thereof. Accordingly, the Grantor shall not be affected by notice (actual or constructive) of, and shall not, except as ordered by a court of competent jurisdiction or as required by applicable law, be bound to recognize, or record in the Register any note or evidence of, any trust or any other right, title, claim or interest in respect of a Warrant in favour, or for the benefit, of any person other than the Holder.

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10.     ADJUSTMENT RIGHTS

10.1. The number of "D" Preference Shares that may be subscribed pursuant to the exercise of any Warrant is subject to adjustment as follows:

        10.1.1. Reconstruction and Take-over.  If, while any Warrant remains
                ----------------------------
                exercisable, in whole or in part, there shall be a reconstruction in respect of the Grantor's share capital (other than as referred to in the following provisions of this Clause
                10), or the shares in the Grantor shall be transferred to a company so that such company becomes the holding company of the Grantor ("Merger Event"), then, as a condition of and at the same time as such Merger Event, the Grantor shall (subject to sub-clause 10.1.7) procure that the Holder of each Warrant is granted by the reconstructed or transferee Person a substituted Warrant to subscribe for securities in the capital of such Person of a value (having regard to the rights and privileges attaching to such securities) equivalent to the value of the Warrants granted hereunder immediately prior to the Merger Event (as certified in good faith by the Grantor's auditors on such basis as they shall certify to be fair and reasonable having regard to the terms upon which the holders of existing issued "D" Preference Shares in the Grantor receive shares in such reconstructed or transferee Person following such Merger Event). The auditors' decision shall be final and binding and not subject to review under Clause 10.1.10. If, however, the auditors fail or decline to act, the provisions of sub-clause
                10.1.10 shall take effect. The Grantee hereby expressly agrees and acknowledges that the substitute Warrants may be in respect of only one class of share, namely ordinary shares carrying the unrestricted right to vote at general meetings. The Grantor shall so far as it is able procure that such substitute Warrants shall be granted by such Person so that the rights of the Holders thereof (including adjustments of the Warrant Exercise Price and the number of shares which may be subscribed) shall correspond with the rights of Holders under this Agreement. The Warrants granted hereunder shall cease to be capable of being exercised immediately upon the grant of such substitute Warrants. The board of directors of the Grantor shall in good faith determine whether any adjustment to the provisions of this Agreement is necessary or appropriate following the Merger Event in order to preserve the rights and entitlements of the Holders under this Agreement.

        10.1.2. Reclassification of Shares.  If, while any Warrant remains
                --------------------------
                exercisable, in whole or in part, the Grantor at any time shall, by consolidation, reclassification, exchange or subdivision or otherwise, reclassify its "D" Preference Share capital to the same or a different number of securities of any other class or classes (which the Grantor undertakes to do solely in compliance with, and to the extent permitted by, the Articles), then each Warrant shall thereafter represent the right to subscribe for such number and kind of securities as would have been issuable as the result of such consolidation, reclassification, exchange or subdivision with respect to the "D" Preference Shares which would have been subscribed

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                had such Warrant been exercised immediately prior to the date of such consolidation, reclassification, exchange, subdivision or other change.

        10.1.3. Subdivision or Consolidation.  If, while any Warrant remains
                ----------------------------
                exercisable, in whole or in part, the Grantor at any time shall consolidate or subdivide its "D" Preference Share capital, the Warrant Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a consolidation (as certified in good faith by the Grantor's auditors on such basis as they shall certify to be fair and reasonable).

        10.1.4. Rights Issues and Related Offers.  If, while any Warrant remains
                --------------------------------
                exercisable, in whole or in part, the Grantor at any time makes any offer or invitation (whether pursuant to the terms of pre-emption rights or otherwise) to the holders of any of its "D" Preference Share capital for subscription of any share or loan capital of the Grantor, including an offer or invitation in relation to any rights issue, the Grantor shall procure that at the same time as such offer or invitation is made, a similar offer or invitation (including an offer or invitation in relation to any rights issue) is made to Holders as if each Holder's rights to subscribe for "D" Preference Shares pursuant to exercise of Warrants had been exercised immediately prior to the Record Date applicable to such offer or invitation.

        10.1.5. Winding-up of Grantor.  If an order is made or an effective
                ---------------------
                resolution is passed on or before the Final Date for the voluntary winding-up of the Grantor (except for the purpose of reconstruction in which case the provisions of sub-clause 10.1.1 shall apply) each Holder shall be entitled for the purpose of ascertaining such Holder's rights in such winding-up to be treated as if such Holder had, immediately before the date of the making of the order or the passing of the resolution, exercised its rights to subscribe for the maximum number of "D" Preference Shares pursuant to exercise of the Warrants and in that event such Holder shall be entitled to receive out of the assets available in the liquidation pari passu with the holders of the existing issued "D" Preference Shares such a sum as such Holder would have received had such Holder been the holder of the "D" Preference Shares to which such Holder would have become entitled by virtue of such exercise, after deducting a sum equal to the sum which would have been payable in respect of the relevant Warrant Exercise Price. Subject to this sub-clause
                10.1.5 all Warrants shall lapse on liquidation of the Grantor.

        10.1.6. Schemes of Arrangement. The Grantor will procure that, while any
                ----------------------
                Warrant remains exercisable, in whole or in part, there shall be no compromise or scheme of arrangement (within the meaning of Section 425 of the Companies Act) affecting the "D" Preference Share capital of the Grantor unless either:

                10.1.6.1. the Holders shall be granted substitute Warrants pursuant to sub-clause 10.1.1; or

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                10.1.6.2. the Holders shall be treated as members of the Grantor to the extent of the maximum number of "D" Preference Shares for which they shall be entitled to subscribe pursuant to the exercise of Warrants and shall be a party to such scheme.

        The decision as to which of the above alternatives will apply shall be that of the Grantor.

        10.1.7. Take-over Bids.  If, while any Warrant remains exercisable, in
                --------------
                whole or in part, an offer is made or proposed to be made to shareholders of the Grantor to acquire the whole or any part of the issued share capital of the Grantor and the Grantor becomes aware that, as a result of such offer, the right to cast a majority of the votes which may ordinarily be cast at a General Meeting of the Grantor may become vested in the offeror the Grantor shall give notice thereof to the Holders as soon as practicable and in any event within ten (10) Business Days of its becoming so aware. For the avoidance of doubt, the publication of a scheme of arrangement under the Companies Act providing for the acquisition by any Person of the whole or any part of the share capital of the Grantor and an agreement for the purchase of shares by private treaty shall be deemed to be the making of an offer for these purposes. The Grantor shall in any such case procure either.

                10.1.7.1. that the Holders shall be granted substitute Warrants pursuant to Clause 10.1.1 or

                10.1.7.2 that the benefit of such an offer is extended to each of the Holders in respect of such number of "D" Preference Shares as such Holder may specify (up to its maximum entitlement to subscribe pursuant to the exercise of its Warrant) subject only to payment of the Warrant Exercise Price.

                The decision as to which of the above alternatives will apply shall be that of the Grantor.

        10.1.8. Capitalization and Bonus Rights.  If, while any Warrant remains
                -------------------------------
                exercisable, in whole or in part, the Grantor at any time shall
                (a) capitalize any profits or reserves (including share premium account and capital redemption reserve or (b) make any issue of shares to its "D" Preference Shareholders by way of rights or bonus, then the number of "D" Preference Shares referred to in Clause 2.1 shall be increased by a number of additional "D" Preference Shares to be calculated by dividing (1) the aggregate number of shares which would be issued to the Holders under (a) or (b) if the Holders had exercised their right to subscribe for the maximum number of "D" Preference Shares on the Record Date ("Bonus Shares") by (2) the amount credited as fully paid up on each Bonus Share.

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        10.1.9.  Notification. The Grantor undertakes that, without prejudice to
                 ------------
                 its other obligations to notify the Grantee pursuant to this Agreement, it shall notify the Holders by way of a copy of the notice of Annual or Extraordinary General Meeting of the Grantor (at the same time as such notice is issued to the members of the Grantor) of any proposed amendment or modification to the Memorandum or the Articles.

        10.1.10. Resolution of Disputes as to Entitlements. If any question
                 -----------------------------------------
                 shall arise in regard to the number of "D" Preference Shares that may be subscribed pursuant to the exercise of any Warrant following the coming into effect of any adjustment referred to in the provisions of this Clause 10, the same shall be referred for determination to [the Grantor's Chartered Accountants] [a Person nominated jointly for such purpose by the Grantor and the relevant Holder or, failing agreement on such joint nomination, by the firm of chartered accountants to be nominated at the request of the Grantor or the relevant Holder by the President for the time being of the Institute of Chartered Accountants in England and Wales] and that any Person so nominated shall be deemed to be acting as an expert or experts and not as an arbitrator or arbitrators and his or their decision shall accordingly be conclusive and binding on all concerned.

        10.1.11. Notice.
                 ------

                 10.1.11.1.  The Grantor shall send to Holders:

                             10.1.11.1.1. prior written notice of the Record Date applicable to any dividend, distribution, issue or subscription rights or the effective date of any such capitalization referred to above or the date set for determining rights to vote in respect of any such Merger Event, liquidation or winding-up (as the context requires); and

                             10.1.11.1.2. in the case of any such Merger Event, liquidation or winding-up, the required notice, as prescribed by the Articles, of the date when the same shall take place (and specifying the date on which the holders of preference shares in the capital of the Grantor shall be entitled to exchange their shares for securities or other property deliverable upon such Merger Event, liquidation or winding-up).

                             10.1.11.1.3 in the case of a Listing, not less than ten (10) days' written notice prior to the Listing Date applicable thereto.

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                 10.1.11.2.   Each such written notice to Holders shall
                              contain, in reasonable detail:

                             10.1.11.2.1. the event requiring the adjustment

                             10.1.11.2.2. the amount of the adjustment;

                             10.1.11.2.3. the method by which such adjustment
                                          was calculated; and

                             10.1.11.2.4. the number of "D" Preference Shares
                                          (or the number and class of the
                                          securities for which the Warrants will
                                          represent the right to subscribe
                                          pursuant to this Clause 10 following
                                          the relevant adjustment) to which such
                                          Holder's Warrant enables the Holder to
                                          subscribe after giving effect to such
                                          adjustment.

                 10.1.11.3. For the avoidance of doubt, the Grantor shall not require Holders' consent in any of the events detailed above requiring prior written notice.

10.2.   Replacement Warrant Certificates.  The Grantor shall, forthwith upon any
        --------------------------------
        adjustment as is referred to above becoming effective, and at no charge to each Holder:

        10.2.1. issue to such Holder a replacement Warrant Certificate, executed under the Grantor's common seal (or otherwise executed as a deed), showing the Warrant Exercise Price and number of "D" Preference Shares (or the securities for which the Warrants represent the right to subscribe pursuant to this Clause 10 following such adjustment) that may be subscribed pursuant to exercise of such Warrant following such adjustment becoming effective, upon either:

                 10.2.1.1.   the surrender of the existing Warrant Certificate;
                             or

                 10.2.1.2. an indemnity from the Holder in a form reasonably satisfactory to the Grantor where the existing Warrant Certificate has been lost, stolen, defaced, mutilated or destroyed; and

        10.2.2. upon such issue and surrender or indemnity, procure that an appropriate record thereof is made in the Register.

Any Warrant Certificate surrendered pursuant to sub-clause 10.2.1 shall be canceled and destroyed by the Grantor.

11.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTOR

11.1. The Grantor hereby represents, warrants and covenants in favour of the Grantee and each of the Holders as follows:

        11.1.1. The Grantor is and shall (until it is dissolved) remain a corporation duly incorporated and validly existing under the laws of England and Wales and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

        11.1.2. The "D" Preference Shares to be issued upon valid exercise of Warrants, when issued, will be validly issued, fully paid, not subject to any calls for the payment of further capital, free of any taxes, liens, charges or encumbrances of any nature whatsoever and, based in part upon the representations of the Grantee contained in this Agreement, will be issued in compliance with applicable law, including, without limitation the Companies Act. The Ordinary Shares into which the "D" Preference Shares may be converted in accordance with the terms of the Articles shall, upon such conversion, be duly and validly issued, fully paid and not subject to any call for the payment of further capital and issued in compliance with applicable laws as aforesaid.

        11.1.3. The existing issued shares in the capital of the Grantor were duly and validly authorized allotted and issued, fully paid, are not subject to any call for the payment of further capital and were issued in compliance with applicable law, including, without limitation, the Companies Act and all US federal and state securities laws applicable at the relevant time to the Grantor.

        11.1.4. The Grantor has made available to the Grantee on the date of this Agreement true, correct and complete copies of the Memorandum and Articles, and the Grantor shall supply to each Holder, within thirty (30) days of the relevant resolution being passed, a copy of any resolution amending either the Memorandum or the Articles.

        11.1.5. The issue of the share certificates for "D" Preference Shares upon exercise of Warrants shall be made without charge to the Holder for any cost incurred by the Grantor in connection with such exercise and the related issue of such "D" Preference Shares.

        11.1.6. The execution and delivery by the Grantor of this Agreement and the performance of all its obligations hereunder, including (but not limited to) the issue of the Warrants, have been duly authorized by all necessary action on the part of the Grantor and the entry by the Grantor into the Engagement Letter and this Agreement does not conflict with, or contravene any provision of the Memorandum or the Articles and does not contravene any United Kingdom law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it or any of its assets is bound, and the Warrants and this Agreement constitute the legal and valid obligations of the Grantor, enforceable against it in accordance with their respective terms;

        11.1.7. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any United Kingdom governmental authority or agency is required with respect to the execution, delivery and performance by the Grantor of its obligations under the Warrants or/of this Agreement, except for the filing of documents with the Companies' Registry for England and Wales. Any such filings shall be effected promptly and in any event within the period permitted by Statute.

        11.1.8. As the date of this Agreement the authorized share capital of the Grantor is (Pounds)3,330,000 divided into 3,100,000 "A" preference shares of 50 pence each, 25,000,000 "B" preference shares of 1 pence each, 8,000,000 "C" preference shares of 1 pence each, 50,000,000 "D" preference shares of 1 pence each and 95,000,000 Ordinary Shares of 1 pence each.

        11.1.9. There are no other options, warrants, conversion rights or other rights at the date of this Agreement to subscribe, purchase or otherwise acquire any authorized but unissued shares in the Grantor's capital or other securities of the Grantor save pursuant to

                 11.1.9.1. the Warrants and this Agreement;

                 11.1.9.2. the conversion rights detailed in the Articles;

                 11.1.9.3. any options in force which have been granted to
                           employees or former employees or the Grantor; and

                 11.1.9.4. otherwise detailed in the Private Placement
                           Memorandum dated 3 March 1998 (as amended).

        11.1.10. The Grantor is not, pursuant to the terms of any agreement, under any obligation to secure any Listing or make any offer to the public in respect of any of its issued loan or share capital.

11.2. In the event of any breach of any of the representations, warranties and covenants set out in Clause 11.1, the Grantor shall have no liability in respect of such breach unless written notice of claim in relation to such breach is given by the relevant Holder no later than 12 months following the date that such Holder became aware, or ought reasonably to have become aware, of such breach.

12.     HOLDERS' UNDERTAKINGS

12.1.   Each Holder hereby undertakes and covenants to and in favour of the
        Grantor:

        12.1.1. not to create or permit to subsist any mortgage, charge, assignation by way of security or other interest, agreement or arrangement having the effect of conferring security on the whole or any part of the Warrants; and

        12.1.2. not to make any transfer or disposition of any Warrant or all or any portion of the "D" Preference Shares in the United States or to a United States person unless and until:

                 12.1.2.1. there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable federal and state securities laws; or

                 12.1.2.2. such Holder shall have notified the Grantor of the proposed disposition and shall have furnished the Grantor with (a) a statement of the circumstances surrounding the proposed disposition, (b) an opinion of counsel (which counsel shall be external to the Holder) addressed to the Grantor and in a form reasonably acceptable to the Grantor, that such disposition will not require registration of such securities under the 1933 Act and that all requisite action has been taken under any applicable securities laws in connection with such disposition; and (c) an undertaking that any requisite action required in the future under any applicable securities laws will be taken in a timely manner.

12.2. Effective upon any Warrant Exercise Date, the Holder shall become a party to the Grantor's Registration Rights Agreement.


13.     GRANTEE'S UNDERTAKINGS

13.1. The Grantee hereby acknowledges that, in reliance upon the representations and warranties of the Grantee set forth herein, the Warrants are, and the "D" Preference Shares shall be, issued without registration under the 1933 Act or any other federal or state securities laws and consequently none of the Warrants or the "D" Preference Shares (collectively, "Securities") may be sold, transferred or otherwise disposed of without registration under the 1933 Act and any such other applicable federal or state securities laws or in exception therefrom.

13.2.   The Grantee hereby represents, warrants and covenants in favour of the
        Grantor:

        13.2.1. that the Securities are or will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Grantee has no present intention of selling or engaging in any public distribution of the same;

        13.2.2. that the Grantee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of its investment, and has the ability to bear the economic risks of its investment;

        13.2.3. that the Grantee understands that if the Grantor does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to
                 Section 15(d) of the Securities Exchange Act of 1934, or if a registration statement covering the securities under the 1933 Act is not in effect when Grantee desires to sell the Warrants or the "D" Preference Shares issuable upon exercise of the Warrants, Grantee may be required to hold such securities for an indefinite period;

        13.2.4. that the Grantee understands that any sale of the securities which might be made by it in reliance upon Rule 144 under the 1933 Act may be only in accordance with the terms and conditions of the that Rule; and

        13.2.5. that the Grantee is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.


14.     TRANSFERS

14.1. Subject to clause 12 and sub-clause 14.3, a Holder may transfer the Warrants held by it or any part thereof, provided:

        14.1.1.  that the Holder shall deliver to the Grantor at least thirty
                 (30) days prior to any proposed transfer, a Notice of Transfer, which shall include the identity of the proposed transferee;

        14.1.2. that the Holder will not transfer the Warrants or any interest therein to any party determined by the board of directors of the Grantor to be a competitor of the Grantor;

        14.1.3. the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original Holder hereunder, and only if such transfer is not in violation of any federal or state securities laws; and

        14.1.4. that in no event shall the aggregate number of transfers of Warrants by all Holders exceed eight (8).

14.2. There shall not be included in any transfer any warrants other than the Warrants constituted by this Agreement.

14.3.   Upon compliance with clause 14.1, Grantor shall:

        14.3.1. issue to the Holder, in the event the Holder transfers only a portion of the Warrants comprised in a Warrant Certificate, and the transferee new Warrant Certificates, upon either:

                 14.3.1.1.   the surrender of the existing Warrant Certificate;
                             or

                 14.3.1.2. an indemnity from the Holder in a form reasonably satisfactory to the Grantor where the existing Warrant Certificate has been lost, stolen, defaced, mutilated or destroyed; and

        14.3.2. upon such issue and surrender or indemnity, procure that an appropriate record of the transfer is made in the Register.

Any Warrant Certificate surrendered pursuant to sub-clause 14.3.1 shall be canceled and destroyed by the Grantor.


15.     NOTICES

15.1. Any notice or other written communication given under or in connection with this Agreement may be delivered personally or sent by registered, prepaid first class post, (airmail if overseas), recognized overnight courier or by telex or facsimile.

15.2. The address for delivery of any notice to the Grantor shall be its registered office marked for the attention of the Managing Director or, if any other address for service has previously been notified to the server, to the address so notified. The address for delivery of any notice to any Holder shall be the address of such Holder set forth in the Register or, if any other address for service has previously been notified to the Grantor, to the address so notified.

15.3. Any such notice or other written communication shall be deemed to have been served:

        15.3.1.  if delivered personally, at the time of delivery;

        15.3.2. if posted, three (3) Business Days, or in the case of airmail, five (5) Business days, after it was posted;

        15.3.3. if sent through an overnight delivery service under circumstances by which such service guarantees next day service, the date following the date so sent; and

        15.3.3. if sent by telex or facsimile message, at the time of transmission and receipt of appropriate telephonic confirmation, if sent during business hours (that is 9.30 a.m. to 5.30 p.m. local time) in the place to which it was sent or, if not sent during such normal business hours, at the beginning of the next Business Day in the place to which it was sent.

15.4. In providing such service it shall be sufficient to prove that personal delivery was made, or that such notice or other written communication was properly addressed, stamped and posted or in the case of telex that the intended recipient's answerback code is shown on the copy retained by the sender at the beginning and end of the message or in the case of a facsimile message that an activity or other report from the sender's facsimile machine can be produced in respect of the notice or other written communication showing the recipient's facsimile number and the pages transmitted.


16.     MISCELLANEOUS

16.1. This Agreement and the Warrants shall be governed by, and construed in all respects in accordance with, the laws of England and Wales. Each of the parties agrees that the courts of England shall have jurisdiction to hear and settle any disputes or proceedings arising out of this Agreement (other than any dispute arising under Clause 10.1 hereof, in which event the provisions of sub-clause 10.1.2 shall apply).

16.2. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights by action at law, including, but not limited to, an action for damages as a result of any such default, and/or an action for specific performance for any default where the non-defaulting party will not have an adequate remedy at law and where damages will not be readily ascertainable.

16.3. The Grantor will not recommended the amendment of the Memorandum or Articles in any manner which would have the effect of avoiding the observance or performance of any of the terms of this Agreement or the Warrants, or avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants by any other means, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Grantee and/or any Holder under this Agreement.

16.4. The representations, warranties, covenants and conditions of the respective parties contained herein are made or deemed made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

16.5. In the event that any one or more of the provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, and the invalid, illegal or unenforceable provision shall be replaced by a valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

16.6. Any provision of this Agreement may be amended by a written instrument, signed by each Holder and by the Grantor.

IN WITNESS whereof these presents are executed as follows:


EXECUTED as a DEED and DELIVERED
as a Deed by

VIRATA LIMITED

By:
   -------------------------------
   Name:
   Director


By:
   -------------------------------
   Name:
   Director/Secretary




INDEX SECURITIES S.A.

By:
   -------------------------------
   Name:
   Title:

                              THE FIRST SCHEDULE
              FORM OF WARRANT CERTIFICATE ("D" PREFERENCE SHARES)

                                 VIRATA LIMITED
                            (Registered No. 2798338)
                                  ("Company")
                  (Incorporated under the Companies Act 1985)

         WARRANT TO SUBSCRIBE FOR "D" PREFERENCE SHARES OF 1 PENCE EACH

CERTIFICATE NO. ____.                 Date of Issue: As of ______________, 1998

     THIS IS TO CERTIFY that ____________________ ("Holder") is entitled to subscribe for up to ________________________ "D" Preference Shares of 1 pence each in the capital of the Company pursuant to this Warrant on the terms and subject to the conditions set forth in the Warrant Agreement dated __________________ 1998 between the Company and Index Securities S.A. ("Warrant Agreement") and pursuant to a Resolution of the Board of Directors of the Company dated 28 April 1998.

     The Holder is deemed to have notice of, and to be bound by, the terms set forth in the Warrant Agreement and shall hold this Warrant subject to the Memorandum and Articles of Association of the Company.

     UNITED STATES LAW: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO ANY UNITED STATES PERSON IF SUCH TRANSFER WOULD VIOLATE ANY FEDERAL OR STATE SECURITIES LAW OR IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR A VALID EXEMPTION THEREFROM.

     The securities represented by this certificate are subject to the provisions of the Warrant Agreement, a copy of which is on file at the registered office of the Company.

     Executed as a Deed and delivered as a Deed by Virata Limited as of this _____ day of ________ 1998.

VIRATA LIMITED

By:
   -------------------------------
   Name:
   Director

By:
   -------------------------------
   Name:
   Director/Secretary

                               IMPORTANT NOTICE

     1. This Warrant shall be exercisable only in accordance with Clause 4 of the Warrant Agreement by completion of the Notice of Exercise in the form set out in the Second Schedule to the Warrant Agreement and lodgement of such Notice of Exercise and this Warrant at the then registered office of the Company, together with the appropriate payment (if any) in respect of the relevant Warrant Exercise Price. AT 5.00 P.M. (LONDON TIME) ON THE FINAL DATE (AS DEFINED IN THE WARRANT AGREEMENT), THIS WARRANT WILL CEASE TO HAVE ANY VALUE OR EFFECT, AND SHALL THEREAFTER BECOME VOID.

     2. No transfer of this Warrant (or part thereof) will be registered unless it is effected in accordance with the provisions of the Warrant Agreement and those provisions (if any) of the Articles of Association of the Company as are in force from time to time and expressed to be applicable to the Warrants.

     3. The Holder of this Warrant will be entitled severally to enforce the covenants and obligations on the part of the Company contained in the Warrant Agreement without the need to join the original allottee or any intervening or other Holder in the proceedings for such enforcement.

     4. This Warrant shall (subject as provided in the Warrant Agreement) be divisible and transferable, and new certificates in respect of Warrants shall be issued in respect of the right to subscribe for any whole number of "D" Preference Shares. New certificates in respect of Warrants shall be issued following any adjustment of the entitlement of the Holder to subscribe for "D" Preference Shares pursuant to Clause 10 of the Warrant Agreement.

     5. Terms used herein and not otherwise herein defined shall have the same meanings as are respectively ascribed thereto in the Warrant Agreement.

                              THE SECOND SCHEDULE
                   NOTICE OF EXERCISE ("D" PREFERENCE SHARES)


                   THIS NOTICE IS IRREVOCABLE EXCEPT WITH THE
                    CONSENT OF THE DIRECTORS OF THE COMPANY

To:    The Directors
       Virata Limited
       ("Company")

Date:  As of ________________ 1998

       1. I/We hereby exercise my/our entitlement, evidenced by the Warrant Certificate attached hereto for an aggregate of _____________ Warrants, to subscribe for ________________ "D" Preference Shares of 1 pence each in the capital of the Company for which I/we [am] [are] entitled. We elect to pay the Warrant Exercise Price of $______________, as required pursuant to Clause 4 of the Warrant Agreement dated _____________ 1998 between the Company as Grantor and Index Securities S.A. as Grantee ("Warrant Agreement"), as follows:

           a.   I/We attach a cheque in the amount of $______________.

           b. I/We attach and surrender Warrant Certificate No. ___ with respect to ____________ Warrants.

       2. I/We hereby request that duly sealed Share Certificates for such "D" Preference Shares be issued to me/us and sent by post at my/our risk to my/our address being _________________.

       3. I/We hereby agree that such "D" Preference Shares shall be accepted subject to the Memorandum and Articles of Association of the Company.

       4. I/We hereby warrant and undertake to the Company that this Warrant is not charged or encumbered or subject to any other lien or security interest.



By:                                    By:
   -----------------------------          -----------------------------
Name:                                  Name:
     ---------------------------            ---------------------------
Title:                                 Title:
      --------------------------             --------------------------
Address:                               Address:
        ------------------------               ------------------------

                              THE THIRD SCHEDULE
            NOTICE OF TRANSFER OF WARRANTS ("D" PREFERENCE SHARES)

To:. The Directors
     Virata Limited
     ("Company")

Date:_______________________ 1998

     By this notice ("Notice"), I/we, ______________________ ("Transferor"), and I/we, __________________ ("Transferee"), hereby give you notice of the proposed transfer of Warrants to subscribe for ________________________ "D" Preference Shares of in the capital of the Company pursuant to the Warrant Agreement dated ________________________ 1998 between the Company as Grantor and Index Securities S.A., as Grantee ("Warrant Agreement").

     For this purpose, we attach the Warrant Certificate issued on ________________ 1998 to the Transferor (Certificate No. _____]) entitling the Transferor to subscribe up to ____________ "D" Preference Shares aforesaid.

     Further, in consideration of the covenants on the part of the Company contained in the Warrant Agreement, the Transferee hereby (i) confirms to the Company that it has received an executed copy of the Warrant Agreement, and understands its contents, (ii) undertakes to each of the Transferor and the Company on the date of this Notice to accept and assume and be bound by in all respects the terms of the Warrant Agreement as if originally named therein as the Grantee and so that where this Notice relates to a transfer of part of the Transferor's entitlement to subscribe "D" Preference Shares pursuant to the exercise of Warrants, such terms shall be so accepted and assumed by the Transferee severally with the Transferor, mutatis mutandis.

     The Company is hereby requested to accept this Notice and to effect the transfer of Warrants above referred to in the Register pursuant to the Warrant Agreement. [A] Warrant Certificate[s] should be dispatched, at the risk of the Transferee [and the Transferor] as follows:


                           Rights to Subscribe "D"               ADDRESS
                              Preference Shares
        Transferee:              ___________            ________________________
                                                        ________________________
                                                        ________________________
        [TRANSFEROR]             ___________            ________________________
                                                        ________________________
                                                        ________________________

  Yours faithfully


     FOR AND ON BEHALF OF THE TRANSFEREE     FOR AND ON BEHALF OF THE TRANSFEROR

     By:                                     By:
        --------------------------------        --------------------------------
        Name:                                   Name:
             ---------------------------             ---------------------------
        Title:                                  Title:
              --------------------------              --------------------------